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                                                EXHIBIT 23.4
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               INDEPENDENT AUDITORS' CONSENT




We consent to the inclusion of our report dated April 13, 2000, with respect to the financial statements of Equality Mortgage Corporation, included in Allegiant Bancorp, Inc.'s registration statement on Form S-4.


                            /s/ RUBIN, BROWN, GORNSTEIN & CO. LLP

                            RUBIN, BROWN, GORNSTEIN & CO. LLP

                            August 25, 2000
                            St. Louis, Missouri